Form 8-K

ECOTALITY, INC. - ECTY

Filed: December 6, 2010 (period: November 30, 2010)

Report of unscheduled material events or corporate changes.

Table of Contents

8-K

ITEM 5.02 DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EX-99.1 (Exhibits not specifically designated by another number and by investment companies)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3720
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02	DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On November 30, 2010 Mr. Harold Sciotto resigned as Secretary/Treasurer of Ecotality. There were no disagreements with Mr. Sciotto on any matter relating to the Company’s operations, policies or practices.  A copy of Mr. Sciotto’s resignation letter is attached as an exhibit.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

99.1	Resignation Letter for Harold Sciotto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	December 6, 2010
Jonathan R. Read

/s/ H. Ravi Brar	Chief Financial Officer	December 6, 2010
H. Ravi Brar

3

RIDER A

EXHIBIT INDEX

Exhibit Number	Name and/or Identification of Exhibit

99.1	Resignation Letter for Harold Sciotto